Execution Version
HOLDINGS ASSUMPTION AGREEMENT

HOLDINGS ASSUMPTION AGREEMENT, dated as of December 30, 2023 (this “Agreement”), made by Mirion Technologies (HoldingSub2), Ltd., a limited liability company incorporated in England and Wales with company number 09299632 (the “Previous Holdings”) and Mirion IntermediateCo, Inc., a Delaware corporation (the “New Holdings”), and acknowledged by Citibank, N.A., as administrative agent and collateral agent (the “Agent”).
W I T N E S S E T H:

WHEREAS, the Previous Holdings and the Agent are parties to that certain Credit Agreement, dated as of October 20, 2021 (as amended by the Agreement and Amendment No. 1 to Credit Agreement, dated as of November 22, 2021, and the Amendment No. 2 to Credit Agreement, dated as of June 23, 2023, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Previous Holdings, Mirion Technologies (US Holdings), Inc., a Delaware corporation, as Parent Borrower, Mirion Technologies (US), Inc., a Delaware corporation, the Agent and the other Persons party thereto from time to time;
WHEREAS, the Credit Agreement provides that, at the written election of the Parent Borrower, any other Person or Persons organized under the laws of the United States that is a Subsidiary of a Parent Entity of Previous Holdings (but not the Parent Borrower) may be substituted as “Holdings” under the Credit Agreement;
WHEREAS, substantially contemporaneously with the execution of this Agreement, New Holdings and Previous Holdings will complete a Permitted Reorganization (the “Reorganization”), whereby New Holdings shall become the owner of 100% of the Equity Interests of the Parent Borrower;
WHEREAS, as of the date and time of execution and delivery by each party hereto of this Agreement (such time, the “Assumption Effective Time”), the New Holdings wishes to expressly accept and assume all obligations and liabilities of the Previous Holdings incurred in its role as “Holdings” under the Credit Agreement.
NOW, THEREFORE, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
2.Assumption of Agreements and Obligations. Effective as of the Assumption Effective Time, the Previous Holdings hereby assigns to the New Holdings all of its obligations, liabilities and rights as “Holdings” under the Credit Agreement and the other Credit Documents, and the New Holdings hereby expressly, unconditionally and irrevocably assumes from the Previous Holdings all of its obligations, liabilities and rights as “Holdings” (and, if any, otherwise) under the Credit Agreement and the other Credit Documents (the “Holdings Assumption”). From and after the Assumption Effective Time, (i) (after giving effect to the preceding sentence) the Previous Holdings is hereby released from all of its obligations and liabilities as “Holdings” under the Credit Agreement and the other Credit Documents and (ii) the New Holdings shall be party as “Holdings” to the Credit Agreement and the other Credit Documents to which Previous Holdings is (or was) a party as “Holdings” for all purposes, with the same force and effect as if originally named therein as “Holdings”. Subject to clause (i) of the preceding sentence, the Previous Holdings hereby ratifies and confirms the existence and validity of, and all of its obligations and liabilities (including the Obligations) under, the Credit Agreement and such other Credit Documents. The New Holdings hereby ratifies and confirms the existence and validity of, and all of its obligations and liabilities (including the Obligations) under, the Credit Agreement and such other Credit Documents.
3.Representations and Warranties. Each of Previous Holdings and New Holdings represents and warrants to each other party hereto that this Agreement (a) has been duly authorized by all necessary corporate, partnership or other organizational action, and, if required, action by its partners, members or shareholders, as applicable, (b) has been duly executed and delivered by the Previous Holdings and the New Holdings, respectively, and (c) constitutes a legal, valid and binding obligation of the Previous Holdings and the New Holdings, respectively, enforceable against the Previous Holdings and the New Holdings, respectively, in each case in accordance with its terms, subject to the Legal Reservations.
4.Effect of this Agreement. Except as expressly set forth herein, this Agreement
(i) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, any Letter of Credit Issuer or any Lender under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Each reference to “Holdings” in the Credit Agreement and the other Credit Documents shall hereby be deemed to refer to New Holdings. This Agreement shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.
5.Post-Closing Action. No later than January 12, 2024 (or such later date as the Administrative Agent may agree in its reasonable discretion), New Holdings shall deliver or cause to be delivered to the Collateral Agent the certificate representing Equity Interests in the Parent Borrower required to be delivered pursuant to the terms of the Security Agreement, together with an undated stock power or other appropriate instrument of transfer executed and delivered in blank by a duly authorized officer of New Holdings.
6.Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
7.Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or electronic transmission, including the use of any electronic signatures, shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import used in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Requirements of Law, including the Federal Electronic Signatures in Global and

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National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
1.Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
2.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the New Holdings and its successors and assigns, the Agent and the Lenders and their respective successors, indorsees, transferees and assigns.
3.Jurisdiction; Waiver of Jury Trial. The jurisdiction and waiver of right to trial by jury provisions in Sections 13.13 and 13.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
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IN WITNESS WHEREOF the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

MIRION TECHNOLOGIES
(HOLDINGSUB2), LTD., as the Previous Holdings

By: /s/ James Cocks          Name: James Cocks
Title: Director

MIRION INTERMEDIATECO, INC., as the
New Holdings

By:     /s/ Brian Schopfer     Name: Brian Schopfer
Title: Director, Vice President and Chief Financial Officer

Acknowledged by:

Citibank, N.A.,
as Administrative Agent and Collateral Agent

/s/ Jim Oleskewicz
Title: Vice President

[Mirion – Signature to Holdings Assignment and Assumption]